SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2001

SEARS, ROEBUCK AND CO.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois (Address of principal executive offices)	60179 (Zip Code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Item 5.	Other Events.

On October 24, 2001, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

The Exhibit Index on page E-1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.

By: /s/ Glenn R. Richter

 Glenn R. Richter
 Senior Vice President - Finance

  Date: October 24, 2001

EXHIBIT INDEX

Exhibit No.

99	Press release dated October 24, 2001.

E-1